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Director Vision (Countrywide)                          U.S.P.S.-First Class or       Hartford Life - IPS
REQUEST FOR DIRECTOR VISION                            Express-Mail to:              P.O. Box 5085
VARIABLE ANNUITY             [HARTFORD LIFE LOGO]                                    Hartford, CT 06102-5085
                                                       Private Express Mail:         Hartford Life - IPS
Hartford Life and Annuity Insurance Company                                          200 Hopmeadow Street
                                                                                     Simsbury, CT 06089
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1. CONTRACT OWNER   Ownership Type:  / /Individual  / /Trust  / /CRT  / /UGMA  / /UTMA  / /NRA  / /Corporation  / /Other
                                                                                                                        -----------
/ /Mr.  / /Mrs.  / /Ms.  SEX: / /M  / /F     U.S. CITIZEN: / /Yes  / /No
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First Name                                              MI      Last Name

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ADDITIONAL OWNER INFORMATION (IE, NAME OF TRUST/CORPORATION)        Email Address

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Social Security Number/TIN                                          Date of Birth      Daytime Telephone Number

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Street Address                                                      City                       State            ZIP

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2. JOINT CONTRACT OWNER (If any)                                    Date of Birth      Social Security Number/TIN
/ /Mr. / /Mrs.  / /Ms. SEX: / /M  / /F       U.S. CITIZEN: / /Yes  / /No
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First Name                                              MI      Last Name              Relationship to Contract Owner

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3. ANNUITANT (If different from Contract Owner)                     Date of Birth      Social Security Number/TIN
/ /Mr. / /Mrs.  / /Ms. SEX: / /M  / /F
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First Name                                              MI      Last Name              Daytime Telephone Number

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Street Address                                                      City                       State            ZIP

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4. CONTINGENT ANNUITANT (If applicable)                             Date of Birth      Social Security Number/TIN
/ /Mr.  / /Mrs.  / /Ms.  SEX: / /M  / /F
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First Name                                              MI      Last Name

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5. BENEFICIARY (IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach a separate sheet to add additional beneficiaries.)
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/ /Primary                  Relationship to Contract Owner          Date of Birth      Social Security Number/TIN
             %
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First Name                                              MI      Last Name

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/ /Primary  / /Contingent   Relationship to Contract Owner          Date of Birth      Social Security Number/TIN
             %
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First Name                                              MI      Last Name

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6. OPTIONAL DEATH BENEFIT / /Yes                        IF THE OPTIONAL DEATH BENEFIT IS NOT SELECTED, YOUR BENEFICIARY(IES) WILL
   (.15% charge during the accumulation phase.)         RECEIVE THE STANDARD DEATH BENEFIT. PLEASE REFER TO THE PROSPECTUS FOR
                                                        COMPLETE DETAILS REGARDING THE DEATH BENEFIT.
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7. PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
   Monies remitted via: / /Check  / /Wire  / /1035(a) Exchange   / / Transfer/Rollover $
                                                                                        -------------------------------------------
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8. PLAN PAYMENT TYPE (Complete Section A or B)
   A. NON QUALIFIED  / / Initial Purchase  / /1035(a) Tax-Free Exchange             Cost Basis $
                                             (please provide Cost Basis)                        -----------------------------------
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   B. QUALIFIED   / / New Contribution  / /Transfer  / /Rollover                    Contribution for tax year
                                                                                                             ----------------------
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                              INDIVIDUALLY OWNED                                       EMPLOYER PLAN - / / ALLOCATED
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   / /Traditional IRA      / / Roth IRA        / / SEP IRA                       / / 401(k)   / / 401(a)     / / Keogh/HR-10
   / /Custodial IRA        / / 403(b)          / / SIMPLE IRA (Non-DFI only)     / / Other:
                                                                                           ----------------------------------------
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APP2001HLI                                                                         DIRECTOR VISION (COUNTRYWIDE)* Order #: HL-16740
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9. INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation Program or Dollar
   Cost Averaging Program, complete the appropriate enrollment form. Please note: Whole percentages only.

                                                      %                                                   %
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             Hartford Global Communications HLS Fund                            Hartford MidCap HLS Fund
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         Hartford Global Financial Services HLS Fund                      Hartford MidCap Value HLS Fund
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                     Hartford Global Health HLS Fund       Hartford International Opportunities HLS Fund
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                 Hartford Global Technology HLS Fund                    Hartford Global Leaders HLS Fund
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       Hartford International Small Company HLS Fund                             Hartford Stock HLS Fund
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                     Hartford Small Company HLS Fund                 Hartford Growth and Income HLS Fund
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                             Hartford Focus HLS Fund                             Hartford Value HLS Fund
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Hartford International Capital Appreciation HLS Fund                             Hartford Index HLS Fund
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              Hartford Capital Appreciation HLS Fund               Hartford Dividend and Growth HLS Fund
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                                                        %
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                     Hartford Global Advisers HLS Fund
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                            Hartford Advisers HLS Fund
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                          Hartford High Yield HLS Fund
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                                Hartford Bond HLS Fund
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                 Hartford Mortgage Securities HLS Fund
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                        Hartford Money Market HLS Fund
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Other
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Fixed Accumulation Feature and DCA Plus not available.
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                                              Total     100%
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10. SPECIAL REMARKS
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11. OWNER(S) ACKNOWLEDGEMENTS

Will the annuity applied for replace one or more existing annuity or life insurance contracts? / /No / /Yes - If yes, please explain in "Special Remarks," Section 10.

Have you purchased another deferred annuity issued by Hartford Life during the current calendar year? / /No / /Yes

THE FOLLOWING STATES REQUIRE INSURANCE TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR
YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE BOTTOM OF THIS
SECTION.

/ /  ARKANSAS Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

/ /  ARIZONA Upon your written request we will provide you, within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

/ /  COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
     Colorado Division of Insurance within the Department of Regulatory Services.

/ /  FLORIDA Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

/ /  KENTUCKY Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact thereto commits a fraudulent act, which is a crime.

/ /  MAINE It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

/ /  NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

/ /  NEW MEXICO Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

/ /  OHIO Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

/ /  PENNSYLVANIA Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief. I/WE
UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be
    mailed to you. Signed at:                                                              /   /
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                                          City                      State*                  Date
-----------------------------------------------------------                  --------------------------------------------------
Contract Owner Signature (Trustee/Custodian, if applicable)                     Joint Contract Owner Signature (If applicable)

                        * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A POLICY SITUS FORM.
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12. INVESTMENT EXECUTIVE ACKNOWLEDGEMENTS

Do you, as agent, have reason to believe the contract requested               --------------------------------
for will replace existing annuities or insurance?  / / Yes / / No                Licensed Agent Signature
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First Name                        MI                       Last Name

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Broker/Dealer                     Broker/Dealer Street Address             City            State              ZIP

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Business Telephone Number         Fax Number                               Licensed Agent SSN

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               Broker/Dealer Client Account Number          License I.D.(Florida Agents Only)

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APP2001HLI                                                                        DIRECTOR VISION (COUNTRYWIDE)* Order #: HL-16740
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